UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 922-5808

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 8.01	Other Events

On February 11, 2025, Sensus Healthcare, Inc. (the “Company”) announced the resumption of its common stock repurchase program, the authorization of which was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2023.

Item 9.01	Financial Statements and Exhibits

Exhibits. The press release referred to in Item 8.01 is being filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: February 11, 2025	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of February 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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